                                 United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) January 23, 2001



                        MATTHEWS STUDIO EQUIPMENT GROUP
                        -------------------------------
             (Exact name of registrant as specified in its charter)

                                   California
                                   ----------
                 (State or other jurisdiction of incorporation)

            0-18102                                   95-1447751
      ------------------------       ---------------------------------------
      (Commission file number)        (I.R.S. Employer Identification Number)

                   3111 North Kenwood Street, Burbank, CA 91505
               ----------------------------------------------------
               (Address of principal executive office)   (Zip Code)

                                 (818) 525-5200
                                 --------------
              (Registrant's telephone number, including area code)

                                      N/A
                                      ---
   (Former name, former address and former fiscal year, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

     On December 5, 2000, Matthews Studio Equipment Group (the "Company") and certain of its subsidiaries (Hollywood Rental Company, LLC, HDI Holdings, Inc. and Matthews Studio Sales, Inc.) signed an Asset Purchase Agreement with Hollywood Rentals Production Services, LLC (the "Buyer") to sell the Company's Hollywood Rentals, HDI, ESS, Olesen and Four Star West operations for $17 million. The Company reported its entry into the Asset Purchase Agreement in a Form 8-K report filed on December 13, 2000.

     The parties completed this sale transaction on January 23, 2001, with the sellers receiving $14.5 million in cash on closing as the purchase price.

     The Asset Purchase Agreement as originally entered into by the parties provided for a purchase price of $17 million, payable $13 million in cash on closing and $4 million in subordinated notes. The notes would have been payable over five years and subordinated to the Buyer's obligations to its lender. The parties subsequently agreed that the sellers could elect to receive an additional $1.5 million in cash in lieu of the subordinated notes, and the sellers opted for the all cash purchase price.

     Closing conditions included, among other things, the approval by the United States Bankruptcy Court, Central District of California, San Fernando Valley Division (the "Court"). The Court granted its approval of the transaction, including specifically the sellers' option to receive $1.5 million in cash in lieu of the subordinated notes, on January 4, 2001, in an order entered by the Court on that date.


Item 7.  Financial Statements and Exhibits


(b) Pro forma financial information (unaudited)
    Pro forma condensed consolidated financial data related to the disposition of certain subsidiaries is located at addendum 1.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MATTHEWS STUDIO EQUIPMENT GROUP
                                                       (Registrant)



Date: April 9, 2001                        By: /s/ Ellen Gordon
                                              -----------------
                                               Ellen Gordon
                                               Estate Representative

Addendum 1

     Pro forma  financial data


     The following unaudited pro forma condensed consolidated statements of operations for the year ended September 30, 2000, and the three months ended December 31, 2000, and the unaudited pro forma condensed consolidated balance sheet of December 31, 2000, give effect to the sale by Matthews Studio Equipment Group (the Company) of certain of its subsidiaries (Hollywood Rental Company, LLC, HDI Holdings, Inc. and Matthews Studio Sales, Inc.) The pro forma information is based on the historical financial statements of the Company and gives effect to the disposal of the operations and assets of these subsidiaries, as if the disposition had occurred at the beginning of the period presented.
The pro forma information includes the pro forma adjustments described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements.


     The unaudited pro forma condensed consolidated financial statements have been prepared by the management of the Company and Hollywood Rental Company, LLC, HDI Holdings, Inc. and Matthews Studio Sales, Inc. based upon the historical information included herein and other financial information. These pro forma statements do not purport to be indicative of the results of operations or financial position which would have occurred had the disposition been made at the beginning of the periods or as of the date indicated or of the financial position or results of operations which may be obtained in the future.

               Matthews Studio Equipment Group and Subsidiaries
                            (Debtors-In-Possession)
                Pro Forma Condensed Consolidated Balance Sheets
                               December 31, 2000
                               ($ in thousands)


                                                                              Pro forma
                                                 Company             -------------------------------
                                                Historical             Adjustments        Adjusted
                                                ----------           ----------------     ----------

ASSETS:
Current Assets:
  Cash and cash equivalents                       $  3,312                $      -          $  3,312
  Accounts receivable, net                           4,688                   (2,836)           1,852
  Current portion of net investment in leases          237                        -              237
  Inventories                                        1,462                   (1,368)              94
  Prepaid expenses and other current assets            313                     (120)             193
                                                  --------                ---------          -------
     Total current assets                           10,012                   (4,324)(1)        5,688

Property, plant and equipment                       67,533                  (46,840)          20,693
  Less accumulated depreciation                    (32,937)                  27,400           (5,537)
                                                  --------                ---------          -------
  Net property, plant and equipment                 34,596                  (19,440)(1)       15,156

Other assets                                         5,594                        -            5,594
                                                  --------                ---------          -------
     Total assets                                 $ 50,202                $ (23,764)        $ 26,438
                                                  ========                =========          =======


LIABILITIES AND SHAREHOLDERS' EQUITY:
Current liabilities:
  Accounts payable                                $    220                $       -          $   220
  Accrued liabilities                                  328                     (150)             178
  Current portion of long-term debt and
    capital lease obligations                           85                        -               85
  Prepetition liabilities subject to compromise     95,549                  (14,500)          81,049
                                                  --------                 ---------         -------
     Total current liabilities                      96,182                  (14,650)(1)       81,532

Shareholders' equity (Accumulated deficit):
  Preferred  stock                                       -                        -                -
  Common stock                                       9,210                        -            9,210
  Accumulated deficit                              (55,190)                  (9,114)         (64,304)
                                                  --------                 --------          -------
     Total shareholders' equity                    (45,980)                  (9,114)(1)      (55,094)
                                                  --------                 --------          -------
     Total liabilities and shareholders' equity   $ 50,202                $ (23,764)        $ 26,438
                                                   =======                 ========          =======


The accompanying notes are an integral part of these consolidated financial statements.

                Matthews Studio Equipment Group and Subsidiaries
                            (Debtors-In-Possession)
            Notes to Pro Forma Condensed Consolidated Balance Sheets



1. To record Hollywood Rental Company, LLC, HDI Holdings, Inc. and Matthews Studio Sales, Inc. assets sale and related liabilities.

               Matthews Studio Equipment Group and Subsidiaries
                            (Debtors-In-Possession)
           Pro Forma Condensed Consolidated Statements of Operations
                 For the Three Months Ended December 31, 2000
                     (in thousands, except per share data)



                                                    Company            Pro Forma           Pro forma
                                                   Historical         Adjustment(1)         Adjusted
                                                  -----------        ---------------      -----------
Revenues from rental operations                  $   6,323             $  (4,007)         $    2,316
Net product sales                                      689                  (369)                320
                                                 ---------             ---------           ---------
                                                     7,012                (4,376)              2,636
Costs and expenses:
  Cost of rental operations                          3,787                (2,528)              1,259
  Cost of sales                                        455                  (239)                216
  Selling, general and administrative                2,259                (1,489)                770
  Interest, net                                          8
Reorganization items:
   Professional fees                                 1,483                     -               1,483
   Facilities closing cost, net                         64                    78                 142
   Interest income on short-term investments           (14)                    -                 (14)
                                                 ---------              --------              ------
                                                     8,042                (4,178)              3,856

Income (loss) before income taxes                   (1,030)                 (198)             (1,220)
Provision (benefit) for income taxes                     -                     -                   -
                                                 ---------               -------              ------
     Net income (loss)                          $   (1,030)              $   (198)          $ (1,220)
                                                 =========               ========            =======
Net income (loss) per common share,
   basic and diluted                                ($0.10)                                   ($0.12)
                                                 =========                                   =======
Weighted average number of common
  share outstanding, basic and diluted               9,997                                     9,997
                                                 =========                                   =======


  The accompanying notes are an integral part of these consolidated financial statements.

               Matthews Studio Equipment Group and Subsidiaries
                            (Debtors-In-Possession)
           Pro Forma Condensed Consolidated Statements of Operations
                     For the Year Ended September 30, 2000
                     (in thousands, except per share data)



                                                    Company            Pro Forma            Pro forma
                                                   Historical         Adjustment(1)          Adjusted
                                                -------------        --------------        ----------

Revenues from rental operations                $   30,283             $   (17,117)          $  13,166
Net product sales                                   9,329                  (5,413)              3,916
                                                ---------             -----------           ---------
                                                   39,612                 (22,530)             17,082

Costs and expenses:
  Cost of rental operations                        19,467                 (10,681)              8,786
  Cost of sales                                     7,977                  (4,312)              3,665
  Selling, general and administrative              31,062                 (14,377)             16,685
  Interest, net                                     5,601                      73               5,674
Reorganization items:
  Professional fees                                 3,454                       -               3,454
  Facilities closing cost, net                      1,255                       -               1,255
  Interest income on short-term investments           (34)                      -                 (34)
                                                ---------             -----------           ---------
                                                   68,782                 (29,297)             39,485

Income before income taxes                        (29,170)                  6,767             (22,403)
Income taxes benefits                                   -                       -                   -
                                                ---------             -----------           ---------

Income from operations                          $ (29,170)            $     6,767           $ (22,403)
                                                =========             ===========           =========

Income from operations:
  Basic and Diluted                             $   (2.92)                                  $   (2.24)
                                                =========                                   =========

Weighted average number of common shares
  outstanding, basic and diluted.                   9,997                                       9,997
                                                =========                                   =========


The accompanying notes are an integral part of these consolidated financial statements.

                Matthews Studio Equipment Group and Subsidiaries
                            (Debtors-In-Possession)
       Notes to Pro Forma Condensed Consolidated Statements of Operations




(1) The accompanying Pro Forma Adjustments represent the sale of Hollywood Rental Company, LLC, HDI Holdings, Inc. and Matthews Studio Sales, Inc. assets as if such sale had occurred at the beginning of each period presented. The Pro Forma Adjusted statements of operations exclude the $9,114,000 loss from the sale of the assets of these subsidiaries.